DELAWARE GROUP EQUITY FUNDS II

Delaware Blue Chip Fund
(the "Fund")

Supplement to the Statement of Additional Information
dated January 29, 2001

The following paragraph is added after the first full paragraph on page 40 under "Purchasing Shares", and before the "Written Redemption" heading on page 65 under "Redemption and Exchange":

Shareholders of Delaware Blue Chip Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because a shareholder meeting is scheduled to consider the Fund's merger into Delaware Devon Fund. If the merger is not approved by the Fund's shareholders, management reserves the right to reinstate the CDSC.

This Supplement is dated May 2, 2001.